EXHIBIT 5
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                    JOINT FILING AGREEMENT

     The undersigned agree that the statement on Schedule 13D to which this Agreement is attached is filed on behalf of each one of them pursuant to Rule 13d-1(k). This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall together constitute one instrument.

December 14, 1998
                              Peter P. Gombrich

                              /s/ Jonathan A. Bohlen
                              ------------------------------
                              By:  Jonathan A. Bohlen
                              His:  Attorney-in-Fact


                              /s/ Theodore L. Koenig
                              ------------------------------
                              Theodore L. Koenig


                              William J. Ritger

                              /s/ Jonathan A. Bohlen
                              ------------------------------
                              By:  Jonathan A. Bohlen
                              His:  Attorney-in-Fact


                              Fred H. Pearson

                              /s/ Jonathan A. Bohlen
                              ------------------------------
                              By:  Jonathan A. Bohlen
                              His:  Attorney-in-Fact


                              Walter Herbst

                              /s/ Jonathan A. Bohlen
                              ------------------------------
                              By:  Jonathan A. Bohlen
                              His:  Attorney-in-Fact


                              AccuMed International, Inc.

                              /s/ Jonathan A. Bohlen
                              ------------------------------
                              By:  Jonathan A. Bohlen
                              Its:  Attorney-in-Fact


                              Northlea Partners Ltd.

                              /s/ Jonathan A. Bohlen
                              ------------------------------
                              By:  Jonathan A. Bohlen
                              Its:  Attorney-in-Fact


                              Monroe Investments, Inc.

                              /s/ Theodore L. Koenig
                              ------------------------------
                              By:  Theodore L. Koenig
                              Its:  President